               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                            1999 Semi-Annual Report

                      LINCOLN INVESTMENT MANAGEMENT, INC.


TABLE OF CONTENTS
                                                              Page
-------------------------------------------------------------------
Manager Profile
Investment Policies & Objectives
President's Letter                                              1
Portfolio Performance                                           2
Total Fund Investments                                          2
Common Stock Market Prices
   & Net Asset Value History                                    3
Dividend History                                                3
Shareholder Meeting Results                                     4
FINANCIAL STATEMENTS:
   Statement of Net Assets                                      5
   Statements of Assets and Liabilities                         9
   Statements of Operations                                    10
   Statements of Changes in Net Assets                         11
   Financial Highlights                                        12
   Notes to Financial Statements                               14
Directors & Officers of the Fund                               16
Corporate Information                                          17


MANAGER PROFILE

Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation. The Fund's investment advisor is Lincoln Investment Management, Inc. (LIM), a wholly owned subsidiary of Lincoln National Investments, Inc. (LNI). LNI was formed in 1997 and is wholly owned by Lincoln National Corporation. In February of 1988, shareholders approved a subadvisory contract between LIM and Lynch & Mayer, Inc. Under the contract, Lynch & Mayer may perform some or substantially all of the investment advisory services subject to the direction and supervision of LIM.

   Lynch & Mayer is a New York-based investment manager of equities and convertible securities. Founded in 1976 by Eldon Mayer and Dennis Lynch, the firm currently has over $1.5 billion under management. Lynch & Mayer manages both large and mid-capitalization equity portfolios in addition to convertible portfolios. Since 1985, the firm has been a wholly owned subsidiary of Lincoln National Corporation. In 1995, it became a wholly owned subsidiary of Lincoln National Investment Companies, Inc. (LNIC).

   In 1993, Robert Schwartz became the portfolio manager for the Fund at Lynch & Mayer. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

INVESTMENT POLICIES & OBJECTIVES

The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.

   The investment portfolio will contain primarily convertible securities, including Private placement convertible securities. The Fund also will invest in publicly traded fixed income securities and preferred and common stocks.

   The Fund may borrow to purchase securities in an amount not exceeding 33 1/3 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of June 30, 1999, has chosen not to do so.

PRESIDENT'S LETTER

Dear Shareholder:

Equity markets around the globe were strong in the first half of 1999. Many markets were recovering from their 1998 difficulties, including the U.S. domestic small and mid-capitalization equity markets. The most important trend in the U.S. market was the continued rebound in smaller company stocks that began in the fourth quarter of 1998. Although smaller stocks sold off one more time in the first quarter of 1999, smaller company equities outperformed by 8.1% in the second quarter.

   The Fund's performance showed a significant improvement in performance as the first half of its fiscal year was completed. In fact, the Fund had the highest return of all the closed-end convertible funds in the second quarter. (Source:
Morningstar) The improvement in performance is due to the recovery in smaller company equities in addition to internal changes. We have reduced our focus on earning an above market dividend yield, and increased our emphasis on improving the total return of the Fund. Our $.24 dividend had been put in place in the mid 1980's when interest rates were much higher than they are today. Sticking to this yield has required the Fund to hold a number of securities whose total return prospects were not satisfactory. This is the reason we reduced the dividend from $.24 to $.22 in the first quarter. We expect that our renewed focus on finding underlying equities with outstanding fundamentals will continue to improve the relative and absolute performance of the Fund.

   The broadening of the market that took place in the second quarter should continue as the year progresses. Market participants are finally paying attention to the factors that make mid-cap stocks attractive: strong growth rates, lower valuations, and the prospect for acquisitions by larger companies. This broadening trend, which would be a reversal of five years of under-performance, will help the convertible market and the Fund. Although we have raised the typical company market capitalization of the Fund's holdings to over $1.2 billion from $600 million during 1998, we are still heavily dependent on mid-sized company performance. We have, however, lowered the portion of the Fund in very small companies to improve the overall liquidity of the Fund.

   We see many areas of growth in the market today. The leading sectors driving growth are telecommunications and technology. Although volatile, we have significant weightings in these groups and continue to believe that there are many opportunities for profitable investment in these sectors. We also see opportunity in traditional consumer growth areas as economies around the world begin to rebound from weakness suffered in 1998. A third area of increased focus for the Fund has been the energy industry. A reduction in available supply combined with an increasing demand should keep energy prices firmer than many investors believe.

   Our outlook for the Fund remains positive. Although the market may have some choppy trading periods between now and year-end, the strong economy and moderate inflation environment should provide a positive backdrop for the equity and convertible markets. The Fund's recent changes should allow the Fund to participate more fully in the market's upside. We look forward to the challenges ahead, and expect the Fund's future results will be rewarding to our shareholders.

Sincerely,

/s/ H. Thomas McMeekin
----------------------
H. Thomas McMeekin
President
July 26, 1999

PORTFOLIO PERFORMANCE
As of June 30, 1999

The following graph presents the cumulative net asset value total return for the Fund compared to the First Boston Convertible Securities Index. The graph below shows the results for each category of what $1,000 invested in 1986 would have grown to by June 30, 1999 assuming reinvestment of dividends.

                                                       1986      1989      1992      1994      1997      1998        1999
-------------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund                          $1,000    $1,419    $2,138    $2,686    $4,379    $4,164   $4,403.85
First Boston Convertible Securities Index            $1,000    $1,301    $1,840    $2,079    $3,421    $3,646   $4,073.31


PERFORMANCE OF LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. VS. INDICES

                                               YTD
                                           THROUGH                                                                  CUMULATIVE 5 YR.
                                           6/30/99        1998         1997        1996         1995        1994   RETURN ANNUALIZED
------------------------------------------------------------------------------------------------------------------------------------
LN Convertible Securities Fund               5.76%      (5.09%)      13.17%      20.42%       19.59%      (1.96%)        11.75%
1st Boston Convertible Sec. Index           11.72%       6.57%       16.90%      13.80%       23.70%      (4.70%)        14.60%
Merrill Lynch Convertible Index             13.20%       8.93%       19.57%      15.90%       24.69%      (7.07%)        16.30%
Lipper Convertible Mutual Fund Index        11.00%       4.40%       17.80%      14.40%       20.60%      (3.90%)        13.47%
Standard & Poor's 500*                      11.67%      26.67%       33.36%      22.94%       37.53%       1.31%         25.30%
Russell 2000                                 8.47%      (3.45%)      22.40%      16.50%       28.33%      (1.82%)        13.75%
Lehman Gov't/Corporate Bond Index           (2.28%)      8.29%        9.80%       2.90%       19.24%      (3.50%)         7.76%

-------------------
* Dividends Reinvested


TOTAL FUND INVESTMENTS
At Market or Fair Values As of June 30

                                                                  1999                      1998
                                                            (000)   % of Total       (000)   % of Total
--------------------------------------------------------------------------------------------------------
Convertible Debt Securities                               $60,812          56%     $67,054          64%
Convertible Preferred Stocks                               31,793          29%      27,490          26%
Preferred Stocks                                            2,487           2%          --          --
Common Stocks and Warrants                                  6,791           6%       4,206           4%
Short-Term Investments                                      1,900           2%       5,799           6%
Other Assets Net of Liabilities                             4,960           5%        (322)          0%
--------------------------------------------------------------------------------------------------------
   Total Net Assets                                      $108,743         100%    $104,227         100%

COMMON STOCK MARKET PRICES AND NET ASSET VALUE HISTORY (Unaudited)

1999
                                                       MARKET PRICES AND VOLUMES                             NET ASSET VALUE
                                                 HIGH         LOW        CLOSE      VOLUME            HIGH         LOW        CLOSE
------------------------------------------------------------------------------------------------------------------------------------
1st Quarter                                   $15.438     $12.813      $12.813     739,200          $16.96      $15.52       $15.63
2nd Quarter                                    14.250      13.875       14.000     870,500           17.07       15.65        17.07

1998
                                                       MARKET PRICES AND VOLUMES                             NET ASSET VALUE
                                                 HIGH         LOW        CLOSE      VOLUME            HIGH         LOW        CLOSE
------------------------------------------------------------------------------------------------------------------------------------
1st Quarter                                   $18.625     $16.625      $18.500     866,100          $19.78      $17.76       $19.78
2nd Quarter                                    19.063      16.750       16.813     536,700           19.88       18.64        19.18
3rd Quarter                                    17.375      13.500       14.625     529,300           19.39       15.04        15.04
4th Quarter                                    16.125      13.125       14.000     645,300           16.36       13.70        16.36

1997
                                                       MARKET PRICES AND VOLUMES                             NET ASSET VALUE
                                                 HIGH         LOW        CLOSE      VOLUME            HIGH         LOW        CLOSE
------------------------------------------------------------------------------------------------------------------------------------
1st Quarter                                   $19.750     $17.250      $17.375     598,200          $20.20      $18.76       $18.76
2nd Quarter                                    19.000      16.750       18.875     377,400           20.16       18.15        20.16
3rd Quarter                                    20.000      18.250       19.500     358,000           22.50       20.16        22.50
4th Quarter                                    20.438      17.625       17.813     333,200           23.13       18.24        18.24

1996
                                                       MARKET PRICES AND VOLUMES                             NET ASSET VALUE
                                                 HIGH         LOW        CLOSE      VOLUME            HIGH         LOW        CLOSE
------------------------------------------------------------------------------------------------------------------------------------
1st Quarter                                   $17.875     $16.125      $17.125     412,400          $20.42      $18.48       $20.42
2nd Quarter                                    19.000      16.750       18.250     601,200           22.07       20.24        21.34
3rd Quarter                                    19.125      16.625       18.750     404,000           21.42       19.60        21.42
4th Quarter                                    20.375      17.375       17.500     416,300           22.09       18.92        18.92

Shares are listed on the New York Stock Exchange under the trading symbol LNV.

DIVIDEND HISTORY
The table below shows the common dividend per share history.

                            ANNUAL                              ANNUAL
YEAR                      DIVIDEND             YEAR           DIVIDEND
----------------------------------------------------------------------
1988 and Prior               $0.95             1994             $1.08
1989                          1.57             1995              1.64
1990                          1.02             1996              3.33
1991                          1.02             1997              2.76
1992                          2.14             1998              0.96
1993                          2.92             1999              0.22*

-------------------
* Dividends paid as of June 30

SHAREHOLDER MEETING RESULTS (Unaudited)

The Fund had its annual Shareholder meeting on April 23, 1999. Two proposals were presented to shareholders for vote: Proposal I "Election of Directors" and Proposal II "Ratification of the Selection of Auditor". A total of 5,392,090 of Common Stock shares (83.78% of the total outstanding shares) were voted. The following table highlights the results of the vote.

                                     NUMBER OF         NUMBER OF       NUMBER OF
                                  SHARES VOTED      SHARES VOTED          SHARES
                                          FOR            AGAINST       ABSTAINED
--------------------------------------------------------------------------------
PROPOSAL I
ELECTION OF DIRECTORS
   T. BINDLEY                        5,161,177           230,913               -
   R. BURRIDGE                       5,163,146           228,944               -
   A. CEPEDA                         5,162,172           229,918               -
   R. DESHAIES                       5,160,711           231,379               -
   C. FREUND                         5,149,763           242,327               -
   T. MATHERS                        5,136,699           255,391               -
   T. MCMEEKIN                       5,139,041           253,049               -
   J. NICK*                          5,136,507           255,583               -
   D. TOLL                           5,141,929           250,161               -
PROPOSAL II
Ratification of the
 Selection of Auditor
 (PricewaterhouseCoopers LLP)        5,338,578            22,823          30,689

-------------------
* resigned as of June 4, 1999

YEAR 2000

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF NET ASSETS
As of June 30, 1999
(Unaudited)                                                PAR      MARKET OR
CONVERTIBLE BONDS (55%)                                  AMOUNT    FAIR VALUE
--------------------------------------------------------------------------------
BANKING, FINANCE & INSURANCE (1.7%)
Elan Finance
 3.25%, 12/14/18                                       $3,585,000  $1,846,275
                                                                   ----------
BUILDING & MATERIALS (2.0%)
Emcor Group
 5.75%, 4/1/05                                          2,175,000   2,229,375
                                                                   ----------
CABLE, MEDIA & PUBLISHING (2.4%)
Getty Images
 4.75%, 6/1/03                                          2,095,000   1,898,594
Sportsline USA
 5.00%, 4/1/06                                          1,000,000     716,250
                                                                   ----------
                                                                    2,614,844
                                                                   ----------
COMPUTERS & TECHNOLOGY (9.1%)
Activision
 6.75%, 1/1/05                                          2,170,000   2,026,231
Doubleclick
 4.75%, 3/15/06                                         1,200,000   1,491,000
HNC Software
 4.75%, 3/1/03                                          1,000,000     965,000
May & Speh
 5.25%, 4/1/03                                          1,495,000   2,173,356
Technomatix Technologies
 5.25%, 8/15/04                                           975,000     684,938
Tecnomatix Technologies 144A
 5.25%, 8/15/04                                         3,615,000   2,539,538
                                                                   ----------
                                                                    9,880,063
                                                                   ----------
ELECTRONICS & ELECTRICAL EQUIPMENT (2.9%)
Amkor Technologies
 5.75%, 5/1/03                                          1,615,000   1,558,475
LSI Logic
 4.25%, 3/15/04                                         1,000,000   1,643,750
                                                                   ----------
                                                                    3,202,225
                                                                   ----------
ENVIRONMENTAL SERVICES (2.1%)
Waste Management
 4.00%, 2/1/02                                          1,670,000   2,231,538
                                                                   ----------

HEALTHCARE & PHARMACEUTICALS (12.7%)
Alpharma
 3.00%, 6/1/06                                          1,000,000   1,253,750
Alpharma 144A
 5.75%, 4/1/05                                          1,335,000   1,652,063
Aviron
 5.75%, 4/1/05                                          1,145,000   1,176,488
ESC Medical Systems
 6.00%, 9/1/02                                            500,000     331,875
ESC Medical Systems 144A
 6.00%, 9/1/02                                            675,000     448,031
Fuisz Technologies
 7.00%, 10/15/04                                          410,000     217,813


The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
CONVERTIBLE BONDS (CONTINUED)                            AMOUNT    FAIR VALUE
--------------------------------------------------------------------------------
HEALTHCARE & PHARMACEUTICALS (CONTINUED)
Fuisz Technologies 144A
 7.00%, 10/15/04                                       $2,270,000  $1,205,938
IDEC Pharmaceuticals 144A
 0.00%, 2/16/19                                         3,000,000   1,590,000
North American Vaccine
 6.50%, 5/1/03                                          2,460,000     713,400
Quadramed
 5.25%, 5/1/05                                            385,000     220,894
Quadramed 144A
 5.25%, 5/1/05                                          2,460,000   1,402,200
Res-Care
 6.00%, 12/1/04                                           510,000     655,350
Res-Care 144A
 6.00%, 12/1/04                                           120,000     154,200
Sabratek
 6.00%, 4/15/05                                         1,325,000     879,469
Sabratek 144A
 6.00%, 4/15/05                                         1,355,000     899,381
Sepacor, Inc. 144A
 7.00%, 12/15/05                                        1,000,000     986,250
                                                                   ----------
                                                                   13,787,102
                                                                   ----------
INDUSTRIAL MACHINERY (1.3%)
Action Performance
 4.75%, 4/1/05                                          1,540,000   1,430,275
                                                                   ----------
LEISURE, LODGING & ENTERTAINMENT (3.6%)
Family Golf Centers
 5.75%, 10/15/04                                        1,390,000     854,850
Imax
 5.75%, 4/1/03                                            840,000     995,400
Signature Resorts
 5.75%, 1/15/07                                         3,190,000   2,117,363
                                                                   ----------
                                                                    3,967,613
                                                                   ----------
MISCELLANEOUS (4.2%)
Cirrus Logic
 6.00%, 12/15/03                                        2,450,000   1,589,438
Personnel Group of America
 5.75%, 7/1/04                                          2,480,000   2,067,700
Personnel Group of America 144A
 5.75%, 7/1/04                                            405,000     337,669
Sanmina Corp 144A
 4.25%, 5/1/04                                            500,000     560,625
                                                                   ----------
                                                                    4,555,432
                                                                   ----------
TELECOMMUNICATIONS (13.9%)
Antec
 4.50%, 5/15/03                                           490,000     713,563
Antec 144A
 4.50%, 5/15/03                                         1,925,000   2,803,281
CellStar
 5.00%, 10/15/02                                        1,695,000   1,175,906


The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
CONVERTIBLE BONDS (CONTINUED)                            AMOUNT    FAIR VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Comverse Technology
 4.50%, 7/1/05                                          $ 500,000    $   959,375
Comverse Technology 144A
 4.50%, 7/1/05                                          1,345,000      2,580,719
Gilat Satellite Networks
 6.50%, 6/3/04                                            500,000        646,875
Gilat Satellite Networks 144A
 6.50%, 6/3/04                                          1,935,000      2,503,406
Oak Industries
 4.88%, 3/1/08                                             10,000         12,975
Oak Industries 144A
 4.88%, 3/1/08                                          1,640,000      2,127,900
Telefonos De Mexico
 4.25%, 6/15/04                                         1,500,000      1,543,125
                                                                     -----------
                                                                      15,067,125
                                                                     -----------
   TOTAL CONVERTIBLE BONDS (cost of $62,955,196)                      60,811,867
                                                                     -----------

                                                        NUMBER OF
COMMON STOCK (6.3%)                                       SHARES
--------------------------------------------------------------------------------
AUTOMOBILES & AUTO PARTS (1.6%)
Tower Auto Capital Trust                                   32,650      1,693,719
                                                                      ----------
ELECTRONICS & ELECTRICAL EQUIPMENT (2.2%)
DII Group*                                                 64,480      2,397,850
                                                                      ----------
RETAIL (2.1%)
Lowe's Companies                                           40,000      2,267,500
                                                                      ----------
TELECOMMUNICATIONS (0.4%)
Winstar Communications                                      8,489        414,104
                                                                      ----------
   TOTAL COMMON STOCK (cost of $4,955,815)                             6,773,173
                                                                      ----------

CONVERTIBLE PREFERRED STOCKS (29.2%)
--------------------------------------------------------------------------------
AUTOMOBILES & AUTO PARTS (0.6%)
Tower Auto Capital Trust                                   12,125        628,984
                                                                      ----------
BUILDING & MATERIALS (2.4%)
Royal Group Technology, Ltd.                               99,682      2,654,033
                                                                      ----------
COMPUTERS & TECHNOLOGY (5.7%)
Cellnet Funding                                           125,360      2,436,685
Hybridon                                                   16,115        362,588
L&H Capital Trust                                          40,505      1,341,728
PSInet                                                     45,000      2,061,563
                                                                      ----------
                                                                       6,202,564
                                                                      ----------
ENERGY (5.2%)
AES Trust II                                               36,105      2,057,985
Tesoro Petroleum Corporation                              120,405      1,896,379
El Paso Energy Cap Trust                                   34,600      1,712,700
                                                                      ----------
                                                                       5,667,064
                                                                      ----------
FOOD, BEVERAGE & TOBACCO (1.1%)
Suiza Capital Trust                                        30,675      1,146,478
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF   MARKET OR
CONVERTIBLE PREFERRED STOCKS (CONTINUED)                 SHARES    FAIR VALUE
--------------------------------------------------------------------------------
MISCELLANEOUS (1.5%)
Unocal Capital Trust                                       29,200 $ 1,635,200
                                                                   ----------
                                                                    1,635,200
                                                                   ----------
PAPER & FOREST PRODUCTS (1.2%)
International Paper                                        24,250   1,279,188
                                                                   ----------
TELECOMMUNICATIONS (7.8%)
Adelphia Communications                                     7,800   1,567,800
ICG Communications                                         26,965   1,408,921
ICG Communications 144A                                    12,965     677,421
Omnipoint                                                  35,705   1,954,849
Skytel                                                     40,000   1,500,000
Winstar Communications*                                    15,585     896,138
Winstar Communications 144A*                                8,900     511,750
                                                                   ----------
                                                                    8,516,879
                                                                   ----------
TRANSPORTATION (2.1%)
CNF Trust I Series A                                       15,000     856,875
Union Pacific Capital Trust                                28,000   1,456,000
                                                                   ----------
                                                                    2,312,875
                                                                   ----------
UTILITIES (1.6%)
Houston Industries                                         14,675   1,749,994
                                                                   ----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (cost of $32,450,846)        31,793,259
                                                                   ----------

PREFERRED STOCKS (2.3%)
--------------------------------------------------------------------------------
BANKING, FINANCE & INSURANCE (2.3%)
Aetna                                                      33,500   2,487,375
                                                                   ----------
   TOTAL PREFERRED STOCKS (cost of $2,632,675)                      2,487,375
                                                                   ----------

WARRANTS (0.0%)
--------------------------------------------------------------------------------
Hybridon Warrants*                                         92,359      17,317
                                                                   ----------
   TOTAL WARRANTS (cost of $0)                                         17,317
                                                                   ----------

                                                            PAR
SHORT TERM INSTRUMENTS (1.7%)                              AMOUNT
--------------------------------------------------------------------------------
Caterpillar
 5.85%, 7/1/99                                         $1,900,000     1,900,000
                                                                   ------------
TOTAL SHORT TERM INSTRUMENTS (cost of $1,900,000)                     1,900,000
                                                                   ------------
   TOTAL MARKET VALUE OF SECURITIES (95.4%) (cost $104,894,532)     103,782,991
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES (4.6%)                4,960,364
                                                                   ------------
NET ASSETS APPLICABLE TO 6,372,225 SHARES
   ($0.001 Par Value) OUTSTANDING - 100.0%                         $108,743,355
                                                                   ------------
NET ASSET VALUE PER SHARE OF COMMON STOCK OUTSTANDING              $      17.07
                                                                   ------------

Common Stock, par value $.001 per share (authorized
 20,000,000 shares), issued and 6,372,225 shares
 outstanding                                                              6,372
Proceeds in excess of par value of shares issued                    115,499,834
Undistributed net investment income                                   1,435,290
Net realized loss on investments, net of taxes                       (7,086,600)
Net unrealized depreciation of investments                           (1,111,541)
                                                                   ------------
   TOTAL NET ASSETS                                                $108,743,355
                                                                   ============
-------------------
* Non-Income producing securities.

The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS:
Investment at Market                                 $103,782,991
Cash                                                      136,784
Dividends and interest receivable                         989,657
Receivable for securities sold                          5,020,461
                                                     ------------
Total Assets                                          109,929,893
                                                     ------------

LIABILITIES:
Payable for securities purchased                          905,000
Accrued expenses                                          281,538
                                                     ------------
Total liabilities                                       1,186,538
                                                     ------------

TOTAL NET ASSETS                                     $108,743,355
                                                     ============
Investments at cost                                  $104,894,532
                                                     ============



The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENTS OF OPERATIONS
(UNAUDITED)
                                                       SIX MONTHS ENDED JUNE 30,
                                                       -------------------------
                                                            1999       1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                              $1,898,199  $2,320,710
   Dividends                                              1,452,967     977,231
--------------------------------------------------------------------------------
    TOTAL INVESTMENT INCOME                               3,351,166   3,297,941

EXPENSES:
   Management fees                                          449,464     546,622
   Directors fees                                            29,354      34,500
   Professional fees                                         20,899      16,768
   Printing and Postage                                      14,901      12,595
   Stock transfer & dividend disbursing fees                 14,588       9,549
   Postage and mailing fees                                  10,745      25,491
   New York Stock Exchange fee                               10,181      16,170
   Custodian and registrar fees                               2,436       4,066
   Other                                                      8,538      14,191
--------------------------------------------------------------------------------
    TOTAL EXPENSES                                          561,106     679,952


NET INVESTMENT INCOME                                     2,790,060   2,617,989

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                               (6,621,121)  6,009,319
Net change in unrealized appreciation (depreciation) on:
   Investments                                            9,749,755  (1,074,879)
--------------------------------------------------------------------------------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS       3,128,634   4,934,440
--------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $5,918,694  $7,552,429
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                       SIX MONTHS ENDED JUNE 30,
                                                       -------------------------
                                                           1999        1998
--------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
Net investment income                                  $2,790,060    $2,617,989
Net realized gain (loss) on investments                (6,621,121)    6,009,319
Net change in unrealized appreciation
 (depreciation) on investments                          9,749,755    (1,074,879)
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                     5,918,694     7,552,429


DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders from net
 investment income                                     (1,401,890)   (1,527,287)
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (1,401,890)   (1,527,287)
--------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS                         4,516,804     6,025,142
--------------------------------------------------------------------------------
Net Assets at beginning of period                    $104,226,551  $116,056,602
--------------------------------------------------------------------------------
   NET ASSETS AT END OF PERIOD                       $108,743,355  $122,081,744
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS

                                                            SIX MONTHS
                                                          ENDED JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------------
(SELECTED DATA FOR EACH COMMON STOCK                       (UNAUDITED)
 OUTSTANDING THROUGHOUT THE PERIOD)                            1999        1998         1997        1996         1995        1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.36      $18.24       $18.92      $18.71       $17.10      $18.84
Net investment income                                           0.41        0.97         0.93        0.92         0.91        0.94
Net realized and unrealized gain/(loss)                         0.52       (1.89)        1.15        2.62         2.34       (1.60)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                             0.93       (0.92)        2.08        3.54         3.25       (0.66)

Less distributions:
Dividends from net investment income                           (0.22)      (0.96)       (1.00)      (0.98)       (0.96)      (0.95)
Dividends from net realized gains                                 --          --        (1.76)      (2.35)       (0.68)      (0.13)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                           (0.22)      (0.96)       (2.76)      (3.33)       (1.64)      (1.08)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $17.07      $16.36       $18.24      $18.92       $18.71      $17.10
------------------------------------------------------------------------------------------------------------------------------------

Per Share Market Value, End of Period                         $14.00      $14.00       $17.81      $17.50       $16.75      $15.38
Total Investment Return
   (based on Market Value)                                      1.70%     (16.43%)      17.54%      24.36%       19.57%     (14.49%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                     $108,743    $104,227     $116,057    $120,431     $119,087    $108,810
Ratio - Expenses to Average Net Assets                          1.08%*      1.15%        1.05%       1.05%        1.09%       1.09%
Ratio - Net Inv. Inc. to Average Net Assets                     6.44%*      5.52%        4.64%       4.50%        4.91%       5.18%
Portfolio Turnover                                             75.48%     151.68%      141.85%     134.85%      127.24%     127.32%

-------------------
* Annualized


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED DECEMBER 31,
(SELECTED DATA FOR EACH COMMON STOCK                       ------------------------------------------------------------
OUTSTANDING THROUGHOUT THE PERIOD)                             1993        1992         1991        1990         1989
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $17.62      $18.04       $13.59      $15.21       $13.41
Net investment income                                           0.90        1.01         0.97        1.03         1.53
Net realized and unrealized gain/(loss)                         3.24        0.71         4.50       (1.63)        1.84
-----------------------------------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                             4.14        1.72         5.47       (0.60)        3.37

Less distributions:
Dividends from net investment income                           (1.05)      (0.97)       (1.02)      (1.02)       (1.07)
Dividends from net realized gains                              (1.87)      (1.17)          --          --        (0.50)
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                           (2.92)      (2.14)       (1.02)      (1.02)       (1.57)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $18.84      $17.62       $18.04      $13.59       $15.21
-----------------------------------------------------------------------------------------------------------------------

Per Share Market Value, End of Period                         $19.25      $16.50       $15.50      $11.50       $13.38
Total Investment Return
   (based on Market Value)                                     34.36%      20.26%       43.65%      (6.43%)      27.23%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                     $118,575    $110,743     $113,398     $85,434      $95,655
Ratio - Expenses to Average Net Assets                          1.02%       0.83%        0.89%       0.97%        0.94%
Ratio - Net Inv. Inc. to Average Net Assets                     4.58%       5.49%        5.96%       7.21%        6.64%
Portfolio Turnover                                            222.00%     166.26%      132.99%     134.64%      147.31%


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

NOTE A--SUMMARY OF ACCOUNTING POLICIES

Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

INVESTMENTS

Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the period to the next expected call date.

   Investments in equity securities traded on a national exchange are valued at their last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Securities, which are restricted in reliance with SEC Rule 144A, are valued at a composite price as determined by a pricing source. If a composite price from a pricing source is not available, values are based on the last reported mean price on the date of valuation from the issuance's underwriter or independent broker. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

   Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

   The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons.

   Because of the inherent uncertainty of valuation, those estimated values might differ significantly from the values that would have been used had a ready market for the securities existed. As of June 30, 1999, there were no private placement securities held by the Fund.

INCOME TAXES

It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders.

   As set forth in the prospectus, the Fund does not intend to distribute net realized long-term capital gains. The Fund intends to retain and reinvest such gains and accordingly, pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received.

   Distributions to common shareholders are recorded on the ex-dividend date.

NOTE B--INVESTMENTS

Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

   The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $75,656,463 and $74,118,601, respectively, as of June 30, 1999.

NOTE C--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .21875% of net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis). Lynch & Mayer, which is an affiliate of the Advisor, provides sub-advisory services for the Fund. In addition, Delaware Service Company, which is an affiliate of the Advisor, provides accounting and administrative services for the Fund. Both parties are paid directly by the Advisor.

   Certain officers and directors of the Fund are also officers or directors of the Advisor and receive no compensation from the Funds. The compensation of unaffiliated directors of the Fund is borne by the Fund.

NOTE D--INCOME TAXES

The cost of investments for federal income tax purposes is the same as for book purposes. At June 30, 1999, the aggregate gross unrealized appreciation on investments was $10,508,102 and the aggregate gross unrealized depreciation was $11,619,643.

DIRECTORS & OFFICERS OF THE FUND

DIRECTORS                 DESCRIPTIONS OF OCCUPATIONS AND RESPONSIBILITIES

Thomas L. Bindley         President, Bindley Capital Corporation; Director,
                          Midas, Inc.; Director, Lincoln National Income Fund,
                          Inc., and Junior Achievement of Chicago

Richard M. Burridge       Chairman, The Burridge Group, Inc.; Director,
                          Cincinnati Financial Corporation; Lincoln National
                          Income Fund, Inc., Chairman of the Board Fort Dearborn
                          Income Securities, Inc.

Adela Cepeda              President, A.C. Advisory, Inc.; Commissioner, Chicago
                          Public Building Commission; Director, Lincoln National
                          Income Fund, Inc.; Director and Vice President,
                          Harvard Club of Chicago.

Roger J. Deshaies         Senior Vice President, Finance, Bringham and Women's
                          Hospital (Harvard Medical School teaching affiliate);
                          Corporate Director of Partners Health System;
                          Director, Lincoln National Income Fund, Inc.

Charles G. Freund         Chairman Emeritus of the Board of Directors, Success
                          National Bank; Director, Success Bancshares, Inc.;
                          Director, Mathers Fund, Inc.; Lincoln National Income
                          Fund, Inc.

Thomas N. Mathers         Director, Lincoln National Income Fund, Inc.; Vice
                          President and Director, OFC Meadowood Retirement
                          Community.

H. Thomas McMeekin        Executive Vice President and Chief Investment Officer,
                          Lincoln National Corporation; President and Director,
                          Lincoln Investment Management, Inc. and Lincoln
                          National Income Fund, Inc.; Executive Vice President and Chief Investment Officer - Fixed Income, Delaware
                          Investments; Director, The Lincoln National Life
                          Insurance Company, Lincoln National Investment
                          Companies, Inc., Delaware Management Holdings, Inc.
                          and Vantage Investment Advisors, Inc.

Daniel R. Toll            Director, Kemper National Insurance Companies, Lincoln
                          National Income Fund, Inc., & Mallinckrodt, Inc.,
                          Nicor, Inc.; Corporate and Civic Director, Brown
                          Group, Inc.


OFFICERS

H. Thomas McMeekin        President
David A. Berry            Vice President
David G. Humes            Vice President, Treasurer & Controller
Robert D. Schwartz        Vice President
Eric E. Miller            Secretary

CORPORATE INFORMATION

DIVIDEND DISBURSING AGENT, TRANSFER AGENT
AND REINVESTMENT PLAN AGENT

Equiserve - First Chicago Division
P.O. Box 2500
Jersey City NJ 07303-2500
1-800-317-4445


INVESTMENT ADVISOR

Lincoln Investment Management, Inc.
200 East Berry Street
Fort Wayne, IN 46802
(219) 455-2210


INVESTMENT SUBADVISOR

Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022
(212) 758-1717


ADMINISTRATOR

Delaware Service Company
1818 Market Street
Philadelphia, PA 19103


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103


STOCK EXCHANGE

The Fund's stock is traded on the New York Stock
Exchange (NYSE) under the symbol of LNV.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.

   To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must not be less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.

   Shares will be held by Equiserve, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

   There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

   If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

   You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

   For additional information on the Plan, please write Equiserve, P.O. Box 2500, Jersey City, NJ 07303-2500, or call 1-800-317-4445.

LINCOLN INVESTMENT MANAGEMENT, INC.
200 EAST BERRY STREET
FORT WAYNE, INDIANA 46802

Lincoln Investment Management, Inc. is the investment manager for the Lincoln National Convertible Securitites Fund, Inc.



               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                            1999 Semi-Annual Report





Form 23296-1 8/99